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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

COASTWAY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Coastway Bancorp, Inc.
One Coastway Blvd.
Warwick, Rhode Island 02886
(401) 330-1600

April 9, 2015

Dear Stockholder:

        We cordially invite you to attend the second Annual Meeting of Stockholders of Coastway Bancorp, Inc. The Annual Meeting will be held at the Coastway Community Bank executive office, second floor, located at One Coastway Blvd, Warwick, Rhode Island 02886 on May 21, 2015, at 4:00 p.m., local time.

        The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Coastway Bancorp, Inc. Our directors and officers, as well as a representative of our independent registered public accounting firm will be present to respond to any questions that stockholders may have.

        The business to be conducted at the Annual Meeting consists of (i) the election of four directors, (ii) the approval of the Coastway Bancorp, Inc. 2015 Equity Plan, and (iii) the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2015. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Coastway Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

        We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2014 Annual Report to Stockholders and our proxy statement at www.coastway.com/investor relations/SEC filings/Proxy Materials for Stockholder Meeting. We mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares online. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by e-mail. If you requested your materials via e-mail, the e-mail contains voting instructions and links to the materials on the Internet. You may vote your shares by Internet, telephone, regular mail or in person at the Annual Meeting. Instructions regarding the various methods of voting are contained on the notice and on the proxy card.

        On behalf of the Board of Directors, we urge you to vote your proxy as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

William A. White
President and Chief Executive Officer

Coastway Bancorp, Inc.
One Coastway Blvd.
Warwick, Rhode Island 02886
(401) 330-1600

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 21, 2015

        Notice is hereby given that the Annual Meeting of Stockholders of Coastway Bancorp, Inc. will be held at Coastway Community Bank's executive office, first floor, located at One Coastway Blvd., Warwick, Rhode Island 02886 on May 21, 2015, at 4:00p.m., local time.

        A Proxy Statement for the Annual Meeting is enclosed. The Annual Meeting is for the purpose of considering and acting upon:

  1.
  the election of four directors;

  2.
  the approval of the Coastway Bancorp, Inc. 2015 Equity Incentive Plan;

  3.
  the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

        Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 26, 2015 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO VOTE THEIR PROXY WITHOUT DELAY. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF COASTWAY BANCORP, INC. A WRITTEN REVOCATION OR VOTING BY PROXY BEARING A LATER DATE, BY INTERNET, BY TELEPHONE, OR BY MAIL. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

James P. Fiore Secretary

Warwick, Rhode Island
April 9, 2015

PROXY STATEMENT

Coastway Bancorp, Inc.
One Coastway Blvd.
Warwick, Rhode Island 02886
(401) 330-1600

ANNUAL MEETING OF STOCKHOLDERS

May 21, 2015

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Coastway Bancorp, Inc. to be used at the Annual Meeting of Stockholders, which will be held at Coastway Community Bank's executive office, second floor, located at One Coastway Blvd., Warwick, Rhode Island 02886 on May 21, 2015, at 4:00 pm., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being made available to stockholders on or about April 9, 2015.

REVOCATION OF PROXIES

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Coastway Bancorp, Inc. will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

        Proxies may be revoked by sending written notice of revocation to the Secretary of Coastway Bancorp, Inc. at One Coastway Blvd., Warwick, Rhode Island, 02886, delivering a later-dated proxy by telephone, by internet, by mail or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Coastway Bancorp, Inc. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

        Except as otherwise noted below, holders of record of Coastway Bancorp, Inc.'s shares of common stock, par value $0.01 per share, as of the close of business on March 26, 2015 are entitled to one vote for each share then held. As of March 26, 2015, there were 4,947,879 shares of common stock issued and outstanding.

Principal Holders

        Persons and groups who beneficially own in excess of 5% of the shares of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 26, 2015, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers, the Coastway Community Bank 401(K)

Retirement Plan and the Coastway Community Bank Employee Stock Ownership Plan is One Coastway Blvd., Warwick, Rhode Island 02886.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)		Percent of Shares of Common Stock Outstanding
Five Percent Stockholders
Maltese Capital Holdings, LLC
Malta Hedge Fund II, L.P.
Maltese Capital Management LLC	486,000	(2)	9.8%
Terry Maltese 150 East 52nd Street, 30th Floor, New York, New York 10022.
Coastway Community Bank ESOP and Coastway Community Bank 401(K) Retirement Plan	478,750	(3)	9.7%
Castine Capital Management, LLC	311,540	(4)	6.3%
Paul Magidson One International Place, Suite 2401 Boston, Massachusetts 02110 United States of America
Directors and Executive Officers
Mark E. Crevier, Chairman of the Board	5,000	(5)	*
Hon. Francis X. Flaherty, Director	2,000		*
Debra M. Paul, Director	926		*
William A. White, President and Chief Executive Officer	16,429	(6)	*
Dennis M. Murphy, Director	2,500		*
James P. Fiore, Director	10,000		*
Lynda Dickinson, Director	1,000		*
Phillip Kydd, Vice Chairman of the Board	2,600	(7)	*
David P. DiSanto, Director	6,960	(8)	*
Richard Petrarca, Executive Vice President and Chief Operating Officer	20,737	(9)	*
Paul G. Wielgus, Executive Vice President and Chief Credit Officer	5,825	(10)	*
Jeanette Fritz, Executive Vice President and Chief Financial Officer	3,234	(11)	*
Jana M. Planka, Executive Vice President and Chief Retail Officer	4,856	(12)	*
Stephen J. Gibbons, Executive Vice President and Chief Business Lending Officer	8,704	(13)	*
All directors and executive officers as a group (15 persons)	90,771		1.8%

*
Less than 1%.

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)
On a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2015, Maltese Capital Management LLC reported shared dispositive and voting power with respect to

  486,000 shares of our common stock; Maltese Capital Holdings, LLC reported shared dispositive and voting power with respect to 412,500 shares of our common stock; Maltese Hedge Fund II, L.P. reported shared dispositive and voting power with respect to 262,300 shares of our common stock; and Terry Maltese reported shared dispositive and voting power with respect to 486,000 shares of our common stock.

(3)
On a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2015, Delaware Charter Guarantee & Trust Company dba Principal Trust Company reported shared dispositive and voting power with respect to 478,750 shares of our common stock.

(4)
On a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2015, Castine Capital Management, LLC reported shared dispositive and voting power with respect to 311,540 shares of our common stock and Paul Magidson reported shared dispositive and voting power with respect to 311,540 shares of our common stock.

(5)
5,000 shares held in an IRA.

(6)
6,905 shares held in the Coastway Community Bank 401(k) plan, 8,900 shares held by deferred compensation plan for the benefit of Mr. White and 624 shares held in the ESOP.

(7)
Includes 100 shares held by a child of Mr. Kydd.

(8)
6,800 held in an IRA and 75 shares held in a UTMA.

(9)
20,321 shares held in the Coastway Community Bank 401(k) plan for the benefit of Mr. Petrarca and 416 shares held in the ESOP.

(10)
4,000 shares held in the Coastway Community Bank 401(k) plan for the benefit of Mr. Wielgus, 1,500 shares held in an IRA and 325 shares held in the ESOP.

(11)
234 shares held in the ESOP.

(12)
4,500 shares held in the Coastway Community Bank 401(k) plan for the benefit of Ms. Planka and 356 shares held in the ESOP.

(13)
8,168 shares held in the Coastway Community Bank 401(k) plan for the benefit of Mr. Gibbons and 536 shares held in the ESOP.

Quorum

        The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

Limitations on Voting

        In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of our common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

Method of Counting Votes

        As to the election of directors, a stockholder may vote FOR each nominee proposed by the Board or WITHHOLD authority to vote for each nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

        As to the approval of the Coastway Bancorp, Inc. 2015 Equity Incentive Plan, a stockholder may: (i) vote FOR the plan; (ii) vote AGAINST the plan; or (iii) ABSTAIN from voting on the plan. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required for approval of the Coastway Bancorp, Inc. 2015 Equity Incentive Plan. Shares as to which "ABSTAIN" has been selected will have no effect on the outcome of the vote. Broker non-votes are not entitled to vote on the matter and, accordingly, will have no effect on the outcome of the vote.

        As to the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required for the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2015. Shares as to which "ABSTAIN" has been selected will have no effect on the outcome of the vote.

 PROPOSAL I—ELECTION OF DIRECTORS

        Our Board of Directors is comprised of nine members. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting to serve for a three-year period, and one director will be elected at the Annual Meeting to serve for a one-year period and until their respective successors shall have been elected and shall qualify. The Nominating and Corporate Governance Committee of the Board of Directors has nominated the following persons to serve as directors for three-year terms: William A. White, Dennis M. Murphy, and James P. Fiore. The Nominating and Corporate Governance Committee of the Board of Directors has nominated David P. DiSanto to serve as a director for a one-year term. All four nominees are currently directors of Coastway Bancorp, Inc. and Coastway Community Bank. The Board of Directors recommends a vote "FOR" the election of the nominees.

        The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. No shares of our common stock have been pledged as collateral.

Name	Position(s) Held With Coastway Bancorp, Inc.	Age(1)	Director Since(2)	Current Term Expires
NOMINEES
William A. White	President, Chief Executive Officer and Director	58	1994	2015
Dennis M. Murphy	Director	66	2008	2015
James P. Fiore	Director	71	1996	2015
David P. DiSanto	Director	58	2013	2015
CONTINUING DIRECTORS
Lynda Dickinson	Director	65	2001	2016
Phillip Kydd	Vice Chairman of the Board	55	2002	2016
Mark E. Crevier	Chairman of the Board	64	1986	2017
Hon. Francis X. Flaherty	Director	68	2008	2017
Debra M. Paul	Director	51	2008	2017
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Richard H. Petrarca	Executive Vice President and Chief Operating Officer	61	N/A	N/A
Paul G. Wielgus(3)	Executive Vice President and Chief Credit Officer	62	N/A	N/A
Jeanette Fritz	Executive Vice President and Chief Financial Officer	49	N/A	N/A
Jana Planka(3)	Executive Vice President and Chief Retail Officer	54	N/A	N/A
Stephen J. Gibbons(3)	Executive Vice President and Chief Business Lending Officer	55	N/A	N/A

(1)
As of February 28, 2015.

(2)
Includes service with Coastway Community Bank (and predecessor Coastway Credit Union) and Coastway Bancorp, Inc.

(3)
Ms. Planka and Messrs. Gibbons and Wielgus are executive officers of Coastway Community Bank only.

        The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person's business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director. Each director of Coastway Bancorp, Inc. is also a director of Coastway Community Bank, and if elected each nominee will be appointed as a director of Coastway Community Bank.

Directors

        Mark E. Crevier is a Certified Public Accountant and has served as chairman of the board of directors of Coastway Community Bank since 1998. He also serves on the Executive Committee. Mr. Crevier served as an executive with a number of hospital and health care organizations beginning in 1985. From 2005 to 2008 he served as president and chief executive officer of Kent County Hospital in Warwick, Rhode Island, retiring in 2008. He currently serves as an Executive-in-Residence at the University of Rhode Island. Mr. Crevier's executive service experience and accounting expertise bring valuable insight to the board of directors.

        Francis X. Flaherty is an Associate Justice of the Rhode Island Supreme Court and has served in that position since 2003. Prior to his tenure on the court, Justice Flaherty served on the city council of the City of Warwick from 1978 until 1985. He served as the Mayor of Warwick from 1984 until 1991. Prior to his service on the court, he was engaged in the private practice of law in Providence and Warwick, Rhode Island. Justice Flaherty's broad community service provides the board with a wide range of skills and experience to address the many issues facing a financial institution in today's complex regulatory and economic environment.

        Debra M. Paul is the chief executive officer of Fellowship Health Resources, Inc. in Lincoln, Rhode Island, which provides counseling and support services to people with emotional, mental and behavioral disorders. Prior to her appointment as chief executive officer in July 2013, she served as chief financial officer of the organization from January 2012 until June 2013. From 2006 until October 2011, she served as chief financial officer of Women and Infants Hospital, Providence, Rhode Island. Ms. Paul is also a Certified Public Accountant. Ms. Paul's accounting expertise and executive and financial management experience brings a valuable resource to the board.

        William A. White has served as president and chief executive officer of Coastway Community Bank and its predecessor Warwick Credit Union since 1994. Mr. White is a present and past board member of a number of community service organizations in Rhode Island, including the Providence Performing Arts Center and the Meeting Street School. Mr. White's service on the board of directors provides the board with first hand information on the bank's operations and his leadership in the growth of the bank and its conversion to a mutual savings bank in 2009 evidence strong leadership qualities that are an asset to the board.

        Dennis M. Murphy is a former executive with Gateway Healthcare, Inc., Pawtucket, Rhode Island, where he was involved in sales and customer relations, from which he retired in 2012 after seven years of service. From 1997 to 2004 he served as the president and chief executive officer of the United Way of Rhode Island. He also served as an executive vice president with Fleet Bank from 1972 to 1996 where he managed the small business lending division among other duties. He has been a board member of the Gabelli School of Business at Roger Williams University since 2003. Mr. Murphy's extensive experience in small business lending provides Coastway Community Bank with valuable expertise in an important business line for the bank.

        James P. Fiore is the founder and president of Thames Records Management, Inc., a digital scanning and software company located in Stonington, Connecticut. Mr. Fiore founded the company in 2008 after selling AMS Imaging, a scanning and software company that he founded and operated for 40 years. Mr. Fiore has served as corporate secretary of Coastway Community Bank since 2000. Mr. Fiore's extensive experience in records management and technology provide the board of directors with valuable expertise on similar issues concerning the bank.

        Lynda Dickinson is the founder and chief executive officer of CHILD, Inc., a private non-profit comprehensive child development and family services agency serving children from low-income families from pre-birth to age five through four facilities located in Kent County, Rhode Island. She founded the organization in 1976. Ms. Dickinson is a present and past board member of a number of community service organizations in Rhode Island, including the New England Head Start Association. Ms. Dickinson's financial and managerial skills bring valuable expertise to the board.

        Phillip Kydd serves as vice chairman of the board, a position he has held since 2010. Mr. Kydd has served as the Deputy Director of the Rhode Island Department of Transportation since 2010. He started his service with the Department of Transportation in 1986 and held the position of Assistant Director of Administration immediately before attaining his current position. Mr. Kydd has oversight of engineering, construction and professional service contracts in excess of $1 billion. Mr. Kydd is a present and past board member of a number of community service and educational organizations, including the Rhode Island Urban League, University of Rhode Island Transportation, University of Rhode Island Foundation and the New England Institute of Technology. Mr. Kydd's executive service with the Department of Transportation provides the board with expertise in addressing budgetary planning, administration and contract negotiating.

        David P. DiSanto, a Certified Public Accountant, is a partner in the accounting firm of DiSanto, Priest & Co. and has over 30 years experience in public accounting. His accounting practice focuses on privately held businesses and high net worth individuals. Prior to establishing his firm in 2003, Mr. DiSanto was employed by KPMG Peat Marwick and served as a manager in the Private Business Group. Mr. DiSanto's accounting expertise provides the board of directors with perspective on Coastway Community Bank's financial and accounting practices as well as its relationship with internal and external auditors.

Executive Officers Who Are Not Directors

        Richard H. Petrarca is executive vice president and chief operating officer. Prior to his appointment in May 2013, he served as the chief financial officer, a position he held since 1993.

        Paul G. Wielgus has been executive vice president and chief credit officer since 2009. In this capacity he oversees the credit policy and loan review function of the bank and chairs the credit committee. He also serves as the bank's Community Reinvestment Act officer. Prior to joining the bank in 2009 he served as senior vice president and senior credit officer at Bank Rhode Island beginning in 1998. Previously, he held senior credit positions with BankBoston and the Rhode Island Hospital Trust National Bank. He has over 30 years of credit related experience. He is a past and present board member of a number of community service organizations.

        Jeanette Fritz has served as executive vice president and chief financial officer since May 2013. Prior to joining the bank, she was an audit partner at KPMG LLP where she was employed from 1987 until 2012. Ms. Fritz primarily performed audits of community banks as well as other financial services organizations during her tenure at KPMG. Ms. Fritz is a Certified Public Accountant.

        Jana M. Planka has been executive vice president and chief retail officer since January 2010. She has held a number of managerial positions at Coastway Community Bank, including consumer and residential mortgage lending, sales and marketing and branch operations since joining the bank's predecessor in 1994. Prior to joining Coastway Community Bank's predecessor, Ms. Planka was employed at Fleet National Bank in the retail and community lending divisions. She is a present and past board member of a number of community service organizations in the Providence metropolitan area.

        Stephen J. Gibbons is executive vice president in charge of business lending, a position he has held since 2008. Prior to joining the bank, he served in various senior lending positions with Bank Rhode Island from 1996 to 2008. Mr. Gibbons has served with a number of community service organizations in the Cranston metropolitan area.

Board Independence

        The Board of Directors has determined that each of our directors, with the exception of President and Chief Executive Officer William A. White is "independent" as defined in the listing standards of the Nasdaq Stock Market. Mr. White is not independent because he is one of our executive officers.

        In determining the independence of the other directors, the board of directors considered loans made to Directors Crevier, Dickinson and Kydd, and to CHILD, Inc., for which Director Dickinson is the Chief Executive Officer, and to 20 Centerville Road Associates, LLC, in which Director Flaherty has an ownership interest.

Board Leadership Structure and Risk Oversight

        Our Board of Directors is chaired by Mark E. Crevier, who is a non-executive director. William A. White, our President and Chief Executive Officer, is a member of our Board of Directors. We intend to continue to separate the Chairman and Chief Executive Officer positions. This structure ensures a greater role for the independent directors in the oversight of Coastway Bancorp, Inc. and Coastway Community Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

        The Board of Directors is actively involved in oversight of risks that could affect Coastway Bancorp, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within Coastway Bancorp, Inc. as well as through internal and external audits. Risks relating to the direct operations of Coastway Community Bank are further overseen by the Board of Directors of Coastway Community Bank, who are the same individuals who serve on the Board of Directors of Coastway Bancorp, Inc. The Board of Directors of Coastway Community Bank also has additional committees that conduct risk oversight separate from Coastway Bancorp, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address

        References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission's rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

        Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. No executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports for 2014 on a timely basis.

Code of Ethics

        Coastway Bancorp, Inc. has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. We have posted this Code of Ethics on our Internet website at www.coastway.com. Amendments to and waivers from the Code of Ethics will also be disclosed on Coastway Bancorp, Inc.'s website.

Attendance at Annual Meetings of Stockholders

        Coastway Bancorp, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All members of the Board attended the 2014 annual meeting.

Communications with the Board of Directors

        Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Coastway Bancorp, Inc., One Coastway Blvd., Warwick, Rhode Island 02886, Attention: Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Meetings and Committees of the Board of Directors

        The business of Coastway Bancorp, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the "independent" members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Coastway Bancorp, Inc. are the Audit, Compensation and Nominating and Corporate Governance Committees.

        The Board of Directors had 12 meetings during the year ended December 31, 2014. No member of the Board of Directors of Coastway Bancorp, Inc. or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

        Audit Committee.    The Audit Committee is comprised of Directors Paul (Chair), Murphy and DiSanto, each of whom is "independent" in accordance with applicable SEC rules and Nasdaq listing standards. The Audit Committee also serves as the audit committee of the board of directors of Coastway Community Bank. The Board of Directors has determined that Ms. Paul qualifies as an

"audit committee financial expert" as defined under applicable SEC rules because Ms. Paul is a Certified Public Accountant and has nearly 8 years of public accounting experience. In addition, each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee's functions.

        Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Internet website at www.coastway.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Coastway Bancorp, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee of Coastway Bancorp, Inc. met five times during the year ended December 31, 2014.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is comprised of Directors DiSanto (Chairman), Flaherty and Kydd, each of whom is independent in accordance with Nasdaq listing standards. The Nominating and Corporate Governance Committee also serves as the nominating committee of the board of directors of Coastway Community Bank. The Nominating and Corporate Governance Committee operates under a written charter which is available on our Internet website at www.coastway.com. The Nominating and Corporate Governance Committee of Coastway Bancorp, Inc. met one time during the year ended December 31, 2014.

        The Nominating and Corporate Governance Committee does not have a formal policy or specific guidelines regarding diversity among board members. However, the Nominating and Corporate Governance Committee seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors' deliberations and decisions. As the holding company for a community bank, the Nominating and Corporate Governance Committee also seeks directors who can continue to strengthen Coastway Community Bank's position in its community and can assist Coastway Community Bank with business development through business and other community contacts. The Nominating and Corporate Governance Committee considers the following criteria in evaluating and selecting candidates for nomination:

  •
  the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors;

  •
  the candidate's relevant financial, regulatory and business experience and skills, including knowledge of the banking and financial services industries, familiarity with the operations of public companies and the ability to read and understand financial statements;

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  the candidate's familiarity with the Coastway Bancorp, Inc.'s market areas, participation in local business, civic, or charitable organizations, and ties to local businesses;

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  the candidate's personal and professional integrity, honesty and reputation;

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  the candidate's ability to represent the best interests of Coastway Bancorp, Inc. and its stockholders, including potential for conflicts of interest with the candidate's other endeavors;

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  the candidate's ability to devote sufficient time and energy to perform his or her duties, including the ability to attend meetings;

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  whether or not the candidate would be independent under applicable SEC rules and Nasdaq listing standards for purposes of service on the Board of Directors or on any particular committee; and

  •
  any other factors that the Nominating Committee deems relevant to a candidate's nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of Coastway Bancorp, Inc.'s stockholders, employees, customers and communities, the current composition and size of the Board of Directors, the balance of management and independent directors.

        The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members' board and committee attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Coastway Bancorp, Inc.'s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

        In accordance with our Bylaws, a person is not eligible for election or appointment to the Board of Directors: (a) if such person has been the subject of supervisory action by a financial or securities regulatory agency that resulted in a cease and desist order or an agreement or other written statement subject to public disclosure under 12 U.S.C. §1818(u), or any successor provision; (b) if such person has been convicted of a crime involving dishonesty or breach of trust which is punishable by imprisonment for a term exceeding one year under state or federal law; (c) if such person is currently charged in any information, indictment, or other complaint with the commission of or participation in such a crime; or (d) if such person did not, at the time of his first election or appointment to the Board of Directors maintain his principal residence within 15 miles of an office of Coastway Bancorp, Inc. or any subsidiary thereof for a period of at least one year prior to the date of his purported election or appointment to the Board of Directors. No person may serve on the Board of Directors and at the same time be a director or officer of a co-operative bank, credit union, savings bank, savings and loan association, trust company, bank holding company or banking association (in each case whether chartered by a state, the federal government or any other jurisdiction), other than of a subsidiary of Coastway Bancorp, Inc., that engages in business activities or solicits customers, whether through a physical presence or electronically, in the same market area as Coastway Bancorp, Inc. or any of its subsidiaries. No person shall be eligible for election or appointment to the Board of Directors if such person (i) does not agree to comply with board policies, (ii) is a party to an agreement or understanding with a third party (a) to receive material benefits in the case of a sale of Coastway Community Bancorp, Inc. or (b) materially limits or impairs his voting discretion or discharge of his fiduciary duty with respect to the fundamental strategic direction of the company or (iii) is the nominee or representative, as that term is defined in the regulations of the Board of Governors of the Federal Reserve System, 12 C.F.R § 212.2(n), of a company the directors, partners, trustees or 10% stockholders of which would not be eligible for election or appointment to the Board of Directors under the foregoing restrictions. The Board of Directors has the power to construe and apply the foregoing restrictions and to make all determinations necessary or desirable to implement such provisions.

        During the year ended December 31, 2014 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

        The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Secretary at One Coastway Blvd., Warwick, Rhode Island 02886. In order for the Nominating and Corporate Governance Committee to consider a candidate suggested by a stockholder, the Secretary must receive a submission not less than 180 days prior to the anniversary of the prior year's annual meeting. The submission must include the following:

  •
  the name, address and contact information of the candidate, and the number of shares of Coastway Bancorp, Inc.'s common stock that are owned by the candidate;

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  a statement of the candidate's business and educational experience;

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  such other information regarding the candidate as would be required to be included in Coastway Bancorp, Inc.'s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

  •
  the candidate's written consent to serve as a director;

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  a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

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  a statement detailing any relationship between the candidate and any customer, supplier or competitor of Coastway Bancorp, Inc.;

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  the name and address of the stockholder, and the number of shares of Coastway Bancorp, Inc.'s common stock that are held of record by such stockholder; and

  •
  detailed information about any relationship or understanding between the proposing stockholder and the candidate.

Submissions that are received and that satisfy the above requirements are forwarded to the Nominating and Corporate Governance Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

        Compensation Committee.    The Compensation Committee is comprised of Directors Crevier (Chairman), Fiore, Dickinson and Kydd, each of whom is independent in accordance with applicable Nasdaq listing standards. No member of the Compensation Committee is a current or former officer or employee of Coastway Bancorp, Inc. or Coastway Community Bank. The Compensation Committee also serves as the compensation committee of the board of directors of Coastway Community Bank. The Compensation Committee of Coastway Bancorp, Inc. met three times during the year ended December 31, 2014.

        The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of the Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee will also administer any stock-based incentive or compensation plan that Coastway Bancorp, Inc. may adopt in the future. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions. For 2014, the Compensation Committee engaged Pearl Meyer & Partners, an independent compensation consulting firm, as its advisor on executive and Board compensation matters. Pearl Meyer & Partners assisted the Compensation Committee in the development of a 2015 cash incentive plan and a 2015 equity incentive plan and provided the Committee with updates on current executive compensation trends. The Compensation Committee also engaged Pearl Meyer & Partners with independent objective consultation on current and emerging equity practices in the financial services industry.

        The Compensation Committee operates under a written charter which is available on our Internet website at www.coastway.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee's commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

        Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

  •
  to attract, retain and motivate an experienced, competent executive management team;

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  to reward the executive management team for the enhancement of stockholder value based on our annual performance and the market price of our stock;

  •
  to provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

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  to encourage ownership of our common stock through stock-based compensation to all levels of management; and

  •
  to maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

        The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers and the overall performance of Coastway Bancorp, Inc. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

        The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in Coastway Bancorp, Inc.'s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

Audit Committee Report

        The Audit Committee has issued a report that states as follows:

  •
  We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2014;

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  We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication With Audit Committees" as amended; and

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  We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Coastway Bancorp, Inc.

specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Debra M. Paul (Chair) Dennis M. Murphy David DiSanto

Executive Officer Compensation

        Summary Compensation Table.    The table below summarizes for the years ended December 31, 2014 and 2013 the total compensation paid to or earned by our President and Chief Executive Officer and our two other most highly compensated officers. Each individual listed in the table below is referred to as a named executive officer.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	All other compensation ($)(1)	Total ($)
William A. White	2014	306,000	61,200	135,488	502,688
President and Chief Executive Officer	2013	297,000	65,000	135,496	497,496
Stephen J. Gibbons	2014	222,997	33,450	43,436	299,883
Executive Vice President, Chief Business Lending Officer	2013	216,502	31,962	37,443	285,907
Jeanette Fritz	2014	193,640	29,046	14,873	237,559
Executive Vice President and Chief Financial Officer(2)	2013	120,000	28,200	1,202	149,402

(1)
The amounts in this column reflect what Coastway Community Bank paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received in 2014. A breakdown of the various elements of compensation in this column is set forth in the following table:

Name	Auto Expenses ($)	Country Club Dues ($)	SERP for William A. White	Life Insurance Premiums ($)	Employer Contributions to 401(k) Plan ($)	Employee Stock Ownership Plan	All Other Compensation ($)
William A. White	15,000	9,304	72,000	1,020	30,664	7,248	252
Stephen J. Gibbons	—	7,480	—	1,020	28,349	6,227	360
Jeanette Fritz	—	—	—	1,020	9,751	2,718	1,384
(2)
Ms. Fritz was appointed Executive Vice President and Chief Financial Officer effective, May 6, 2013.

        Bonuses.    During the budgeting process at the end of each year, the board of directors allocates a bonus pool for potential allocation to senior officers at the end of the following year. The President and Chief Executive Officer evaluates the performance of the senior officers, including the named executive officers (other than himself), and recommends bonus amounts to be awarded to the senior officers to the Compensation Committee of the board of directors. The Compensation Committee determines the bonus amount awarded to the President and Chief Executive Officer and reviews and approves the bonuses awarded to the senior officers.

Benefit Plans and Agreements

        Employment Agreement.    Coastway Community Bank entered into an employment agreement with William A. White on January 1, 2011, which was amended on July 25, 2013. The amended employment agreement has a five-year term, which will expire on December 31, 2018, unless renewed. In the absence of any written notice from either party not renewing the agreement, which notice must be delivered to the other party no later than December 1 each year, the agreement will automatically renew for an additional one year. Prior to each non-renewal notice period, the disinterested members of the board of directors will conduct a comprehensive performance evaluation and the results thereof shall be included in the board's minutes. The agreement provides for the payment of base salary which is subject to an annual salary increase equal to the greater of 3% or a percentage increase equal to the annual Consumer Price Index. Mr. White's 2014 base salary is $306,000. In addition to the base salary, the agreement provides Mr. White with a maximum potential target incentive equal to 20% of his base salary as in effect as of January 1 each year, based upon the successful completion of performance objectives established by the board of directors no later than 90 days after the beginning of any calendar year. The board in its discretion may grant an incentive award in excess of the 20% limit. Such incentive compensation is paid to the executive as a cash lump sum no later than 30 days after the end of the calendar year for which the target incentive pay was established. The agreement provides Mr. White with $1,250 per month to be applied toward the purchase or lease of an automobile of his choice, titled in his own name, and Coastway Community Bank reimburses Mr. White for maintenance costs of such automobile, but Mr. White is responsible for maintaining insurance coverage on such automobile at his own expense. The agreement also provides that Coastway Community Bank pays for membership dues and related fees and expenses for Mr. White's membership in an appropriate club or clubs, subject to the approval of the board of directors. The agreement also provides for participation in other employee benefit plans, arrangements and perquisites applicable to senior officers. The agreement entitles Mr. White to reimbursement for business expenses, an annual medical examination paid by Coastway Community Bank, short term and long term disability insurance through the later of age 67 or the end of the term of the employment agreement, and participation in a supplemental executive retirement plan.

        Certain events resulting in Mr. White's termination or resignation entitle Mr. White to payments of severance benefits following termination of employment. In the event of Mr. White's involuntary termination for reasons other than death, disability, or termination for cause, or in the event he resigns during the term of the agreement following (i) Coastway Community Bank's failure to elect or reelect or to appoint or reappoint Mr. White as President and Chief Executive Officer, (ii) a material change in Mr. White's position to become one of lesser responsibility, importance or scope, (iii) liquidation or dissolution of Coastway Community Bank (other than corporate reorganizations), (iv) a reduction in Mr. White's base salary or benefits unless such reduction is employer-wide, (v) a relocation of Mr. White's principal place of employment by more than 50 miles from its location as of January 1, 2011, (vi) a material breach of the employment agreement by Coastway Community Bank, then for five years following such termination, Mr. White would be entitled to receive payment of his current base salary and continued benefits (but only one year of continued medical benefits). In the event of a change in control of Coastway Community Bank, the employment agreement will continue in full force and effect and shall become an obligation of the successor. If Mr. White's employment is terminated for cause, he would have no right to receive compensation or other benefits for any period after termination. In the event Mr. White becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code (the "Code"), he will receive benefits under any disability plan maintained by Coastway Community Bank and other plans to which he is a party. In the event of Mr. White's death during the term of the employment agreement, his base salary and benefits shall be paid through the date of his death. Upon termination of Mr. White's employment (excluding termination of employment due to cause or termination of employment for any reason following a change in control), for one year following such termination, he has agreed not to compete with

Coastway Community Bank in the State of Rhode Island and not to solicit employees or customers to terminate their relationships with Coastway Community Bank.

        Executive Change in Control Severance Plan.    Effective on January 14, 2014, Coastway Community Bank established an Executive Change in Control Severance Plan ("Severance Plan"). Participants in the Severance Plan will be selected by the President and Chief Executive Officer. All the named executive officers and certain other officers other than Mr. White are participants in the Severance Plan. If, within a two-year period following a change in control (as defined in Code Section 409A), a participant in the Severance Plan experiences either an involuntary termination of employment without cause or a voluntary resignation after being offered a position that is not a comparable position (as defined in the Severance Plan), the participant will be paid an individually determined amount, but in most cases equal to two times the participant's current base salary plus two times the participant's highest bonus paid in the two calendar years immediately prior to such termination. Such amount will be paid ratably over two years, starting no later than 60 days after the termination date, but such payment is contingent upon the participant signing (and not revoking) a general release of all claims in a form provided by Coastway Community Bank. Upon termination of the participant's employment in a manner that results in payments to the participant under the Severance Plan, for the period of time that severance payments are being made thereunder, the participant agrees not to solicit customers to terminate their relationships with Coastway Community Bank.

        Supplemental Executive Retirement Plan for William A. White.    Coastway Community Bank entered into non-qualified supplemental executive retirement plan ("SERP") with William A. White as of January 1, 2011, which was amended and restated as of January 1, 2013. In 2011, Coastway Community Bank transferred the value accrued under a prior SERP to the current SERP and is required to make annual contributions of $72,000 each January 1 thereafter until January 1, 2023, so long as Mr. White remains employed by Coastway Community Bank. Upon Mr. White's separation from service on or after age 67, Coastway Community Bank shall pay Mr. White's SERP benefit in 10 approximately equal annual installments staring on the first business day of January after his separation from service. If Mr. White dies before all installments have been paid, the balance shall be paid in a cash lump sum to his beneficiary. If Mr. White dies or becomes disabled before reaching age 67, he will become fully vested in his liability reserve account and it shall be paid to him or his beneficiary in a lump sum no later than the first day of the second month after such death or disability. If Mr. White separates from service before age 67 for reasons other than death, disability or cause, he shall be paid the vested portion of his liability reserve account in a lump sum no later than the first day of the second month after such separation from service. As of December 31, 2014, Mr. White was 70% vested in his SERP benefit. An additional 5% of his SERP benefit becomes vested as of each December 31 until it is 100% vested on December 31, 2020. If Mr. White's employment is terminated for cause, he will forfeit all benefits under the SERP. In addition, SERP benefits may be paid to Mr. White in the event of an unforeseeable emergency, as defined in the SERP. Effective in 2015, the SERP was further amended and restated in order to permit Mr. White to invest all or a portion of the liability reserve account in common stock of Coastway Bancorp, Inc.

        Supplemental Executive Retirement Plan.    Effective July 1, 2013, Coastway Community Bank adopted a non-qualified supplemental executive retirement plan ("SERP") for certain senior executives, including Messrs. White and Gibbons and Ms. Fritz. Each SERP participant will receive 60% (70% for Mr. White) of their final average compensation upon separation from service after attaining normal retirement age (i.e., age 66, 67 or 68, as specified in their benefits schedule), less offsets for the employer's contribution to the Bank's 401(k) Retirement Plan ("401(k) Plan") and 50% of the contribution to Social Security. Mr. White's benefit under this SERP is also offset by the benefit under his other SERP (described above). Benefits are also reduced if a participant has not completed 20 years of service. Benefits generally vest in 10% increments for each year of service completed after the effective date of the SERP. If a participant separates from service before normal retirement age, he shall be paid his or her vested accrued benefit in the form selected by the participant, unless such separation is due to cause, in which case all benefits are forfeited. Benefits are payable in the form selected by each participant, which may be a cash lump sum, monthly installments over 5 years, or monthly installments for life, with 15 years of guaranteed payments. If a proper election is not made, the default payment is a cash lump sum. If a participant dies or becomes disabled before benefits begin, the participant will become fully vested and the participant or the participant's beneficiaries shall be paid his vested accrued benefit as a cash lump sum no later than 30 days after the date of such death or disability. If the participant dies after payments have begun, all remaining payments shall be made to the participant's beneficiary in a cash lump sum no later than 30 days after such death.

        401(k) Plan.    Since 1994, Coastway Community Bank has maintained the Coastway Community Bank 401(k) Plan. Employees who have attained age 18 and completed six months of employment are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2014, the salary deferral contribution limit was $17,500, provided, however, that a participant over age 50 may contribute an additional $5,500, for a total contribution of $23,000. In addition to salary deferral contributions, Coastway Community Bank may make matching contributions up to 5% of each participant's compensation and discretionary profit sharing contributions. Generally, unless the participant elects otherwise, the participant's account balance will be distributed as a result of his or her termination of employment. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options, including in the common stock of Coastway Bancorp, Inc.

        Employee Stock Ownership Plan.    In connection with the completion of the mutual to stock conversion, Coastway Community Bank adopted a tax-qualified retirement plan known as an employee stock ownership plan ("ESOP") for eligible employees. Eligible employees will begin participation in the ESOP on the later of January 14, 2014 or upon the first entry date commencing on or after the eligible employee's completion of age 21 and 1,000 hours of service during a continuous 12-month period.

        The ESOP trustee purchased, on behalf of the ESOP, 395,934 shares of Coastway Bancorp, Inc. common stock issued in the conversion. The ESOP funded its stock purchase with a loan from Coastway Bancorp, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Coastway Community Bank's contribution to the ESOP and dividends payable on common stock held by the ESOP over the anticipated 25-year term of the loan. The interest rate for the ESOP loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering. Thereafter the interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

        The trustee will hold the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the trustee repays the loan. The trustee will allocate the shares released among participants on the basis of each participant's proportional share of compensation relative to all participants. Each participant will vest in his or her benefit at a rate of 20% per year, such that the participant will be fully vested upon completion of five years of credited service. However, each participant who was employed by Coastway Community Bank prior to the offering will receive credit for vesting purposes for years of service prior to the adoption of the ESOP. A participant also will become fully vested automatically in his or her benefit upon normal retirement, death or disability, or termination of the ESOP. Generally, a participant will receive a distribution from the ESOP upon separation from service.

        The ESOP permits a participant to direct the trustee as to how to vote the shares of common stock allocated to his or her account. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions.

        Under applicable accounting requirements, Coastway Community Bank will record a compensation expense for the ESOP at the fair value of the shares as they are committed to be released from the unallocated suspense account to each participant's account. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in Coastway Bancorp, Inc.'s earnings.

Director Compensation

        The following table sets forth for the year ended December 31, 2014 certain information as to the total remuneration we paid to our non-employee directors. Information with respect to director compensation paid to directors who are also named executive officers is included above in "Executive Officer Compensation—Summary Compensation Table."

Name	Fees earned or paid in cash ($)	Total ($)
Mark E. Crevier	23,750	23,750
Hon. Francis X. Flaherty	9,167	9,167
Debra M. Paul	10,667	10,667
Dennis M. Murphy	10,367	10,367
James P. Fiore	19,167	19,167
Peter A. Koch	9,833	9,833
Lynda Dickinson	19,167	19,167
Phillip Kydd	19,167	19,167
David P. DiSanto	8,333	8,333

        Each non-employee director of Coastway Community Bank was paid a fee of $833 for each meeting attended. The chairman of the board received $1,250 for each meeting attended. Additionally, each executive committee member was paid a fee of $833 for each executive committee meeting attended.

        Directors were paid $300 for attending audit committee meetings, and no fees for attending nominating/corporate governance and compensation committee meetings. The directors of Coastway Bancorp, Inc. are not separately compensated.

Transactions With Certain Related Persons

        Loans and Extensions of Credit.    The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Coastway Community Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Coastway Community Bank makes loans to its directors, executive officers and employees through an employee loan program pursuant to which such loans bear interest at a rate that is 1.0% lower than the market rate at the time of origination, but no lower than 4%. The program applies only to residential mortgages, consumer loans and home equity installment loans on a primary residence and is available to all employees of Coastway Community Bank.

        The following table sets forth loans made by Coastway Community Bank to its directors and executive officers where the largest amount of all indebtedness outstanding during the years ended December 31, 2014 and 2013, and all amounts of interest payable during each year, respectively, exceeded $120,000, and where the borrowers received reduced interest rates pursuant to the employee loan program described above. Except for the reduced interest rates, all loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Coastway Community Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

Name	Type of Loan	Largest Aggregate Balance from January 1, 2013 to December 31, 2014	Interest Rate on December 31, 2014	Principal balance on December 31, 2014		Amount of Principal Paid from January 1, 2013 to December 31, 2014	Amount of Interest Paid from January 1, 2013 to December 31, 2014
William A. White	Residential mortgage	$1,034,642	4.0%	$457,649	(1)	$576,994	$36,528
Richard H. Petrarca	Residential mortgage	$179,551	4.0%	$171,615		$7,936	$14,064

(1)
Unsecured.

        Other than as described above and except for directors and executive officers whose loans were made on preferential terms but for which the principal balance has been less than $120,000 since January 1, 2012, all loans made by Coastway Community Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Coastway Community Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. Coastway Community Bank is in compliance with state and federal regulations with respect to its loans and extensions of credit to executive officers and directors.

        In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the board of directors. The aggregate amount of our loans to our executive officers and directors and their related entities was $1.3 million at December 31, 2014. As of December 31, 2014, these loans were performing according to their current terms.

 PROPOSAL II—APPROVAL OF THE COASTWAY BANCORP, INC.
2015 EQUITY INCENTIVE PLAN

        The Board of Directors has adopted, subject to stockholder approval, the Coastway Bancorp, Inc. 2015 Equity Incentive Plan (the "Equity Incentive Plan") to provide additional incentives for our officers, employees and directors to promote our growth and performance and to further align their interests with those of our stockholders. Most of the companies that we compete with for officers, employees and directors are public companies that offer equity compensation as part of their overall compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract, motivate and retain highly qualified officers, employees and directors by offering a competitive compensation program that is linked to the performance of our common stock.

        The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

        Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 692,885 shares of Coastway Bancorp, Inc. common stock pursuant to grants of restricted stock awards, restricted stock units, incentive stock options, and non-qualified stock options. The maximum number of shares that may be issued pursuant to stock options (all of which may be incentive stock options) is 494,918, which represents 10% of the number of shares sold in connection with the mutual-to-stock conversion of Coastway Bancorp, MHC on January 14, 2014 (the "Conversion"). The maximum number of shares that may be issued as restricted stock awards and restricted stock units is 197,967, which represents 4% of the number of shares sold in the Conversion.

        The Equity Incentive Plan will be administered by the members of our Compensation Committee (the "Committee") who are "Disinterested Board Members," as defined in the Equity Incentive Plan. The Committee has power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan's purposes; and interpreting and otherwise construing the Equity Incentive Plan. The Board of Directors (or those members of the Board of Directors who are "independent directors" under the corporate governance statutes or rules of any national securities exchange on which we list our securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Equity Incentive Plan as if done or exercised by the Committee. The Equity Incentive Plan also permits the Committee to delegate to one or more persons, including directors who do not qualify as "non-employee directors" within the meaning of Rule 16b-3, the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded. Awards intended to be "performance-based" under Section 162(m) of the Internal Revenue Code must be granted by the Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

        The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Coastway Bancorp, Inc. or our subsidiaries, or as the form of payment for grants or rights earned or due under any other plan or arrangement of Coastway Bancorp, Inc. or our subsidiaries, including the plan of any entity acquired by Coastway Bancorp, Inc. or our subsidiaries.

Eligibility

        Officers, employees and directors of Coastway Bancorp, Inc. or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

        The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient's award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee. Unless the Committee determines otherwise, the award agreements shall specify that no awards shall vest more rapidly than 20% per year over a five-year period with the first installment vesting no earlier than one year after the stockholders approve the Equity Incentive Plan, subject to acceleration upon the occurrence of specific events or in the discretion of the Committee. Awards may be granted in a combination of incentive and non-qualified stock options, restricted stock awards or restricted stock units, as follows:

        Stock Options.    A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means (i) the final sales price of our common stock as reported on the NASDAQ Capital Market (or other exchange on which our shares are listed or traded) on the date in question, or if our common stock was not traded on such date, then on the last preceding date on which any reported sale of our common stock occurred, or (ii) if shares of our common stock are not listed on such exchange, fair market value shall mean a price as determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Internal Revenue Code Section 422. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

        Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to Coastway Bancorp, Inc. a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier's check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof.

        Restricted Stock.    A restricted stock award is a grant of shares of our common stock to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock. Prior to their vesting, unless otherwise determined by the Committee, recipients of restricted stock awards are also entitled to vote the shares of restricted stock during the restricted period. Unless otherwise determined by the Committee, recipients of restricted stock awards are entitled to receive any cash dividends and distributions with respect to the common stock at such time as the restricted shares vest.

        Restricted Stock Units.    Restricted stock units are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant. Restricted stock units are denominated in shares of common stock. Restricted stock units granted under the Equity Incentive Plan will be settled in shares of our common stock or, in the sole discretion of the Committee determined at the time of settlement, in cash or a combination thereof, and are subject to vesting conditions and other restrictions set forth in the Equity Incentive Plan or the award agreement. Participants have no voting rights with respect to any restricted stock units granted under the Equity Incentive Plan. No dividends will be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, dividend equivalent rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be performance-based in accordance with Internal Revenue Code Section 162(m), payment of dividend equivalent rights to the award recipient will be conditioned on the satisfaction of the performance criteria. Dividend equivalent rights will be paid when the Restricted Stock Unit is settled or at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

        Performance Awards.    A performance award is an award, the vesting of which is subject to the achievement of one or more performance conditions specified by the Committee and set forth in the Equity Incentive Plan. A performance award may be denominated in shares of restricted stock or restricted units. If a performance award is intended to comply with the requirements of Section 162(m) of the Internal Revenue Code, it must be made during the period required under Internal Revenue Code Section 162(m) and must comply with all applicable requirements of that Internal Revenue Code Section. At the discretion of the Committee, the vesting of any stock option may also be subject to the achievement of one or more objective performance measures.

        Prohibition Against Repricing of Options.    The Equity Incentive Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted, except for adjustments pursuant to certain corporate transactions.

Limitation on Awards Under the Equity Incentive Plan

        The Equity Incentive Plan includes the following limitations:

  •
  the maximum number of shares of stock, in the aggregate, that may be issued or delivered to any one employee participant pursuant to the exercise of stock options is 123,729 shares (25% of all shares of stock available for stock option awards under the Equity Incentive Plan), all of which may be issued during any calendar year;

  •
  the maximum number of shares of stock, in the aggregate, that may be issued or delivered to any one employee participant pursuant to restricted stock awards and restricted stock units is 49,491 shares (25% of all shares of stock available for restricted stock awards and restricted stock units under the Equity Incentive Plan), all of which may be issued during any calendar year;

  •
  the maximum number of shares of stock that may be issued or delivered to any one individual non-employee director pursuant to the exercise of stock options is 24,746 shares (5% of all shares of stock available for stock option awards under the Equity Incentive Plan), and the maximum number of shares that may be issued or delivered to any one individual non-employee director pursuant to restricted stock awards and restricted stock units is 9,898 shares (5% of all shares of stock available for restricted stock awards and restricted stock units under the Equity Incentive Plan); and

  •
  the maximum number of shares of stock that may be issued or delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options is 148,476 shares (30% of all shares of stock available for stock option awards under the Equity Incentive Plan), and the maximum number of shares that may be issued or delivered to all non-employee directors, in the aggregate, pursuant to restricted stock awards and restricted stock units is 59,390 (30% of all shares of stock available for restricted stock awards and restricted stock units under the Equity Incentive Plan).

        To the extent any shares of stock covered by an award (including restricted stock awards and restricted stock units) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Equity Incentive Plan.

        In the event of a corporate transaction involving the stock of Coastway Bancorp, Inc., including, without limitation, any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of shares, or other securities, stock dividend or other special and non-recurring dividend or distribution (whether in the form of cash, securities, or other property), liquidation, dissolution, or other similar corporate transaction or event, the foregoing share limitations and all outstanding awards will be adjusted by the Committee, in an equitable manner, proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award's status as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, if applicable.

Performance Features

        General.    A federal income tax deduction for Coastway Bancorp, Inc. will generally be unavailable for annual compensation in excess of $1.0 million paid to each of its chief executive officer and other executive officers named in the summary compensation table of Coastway Bancorp, Inc.'s annual proxy statement (excluding an executive officer if he or she is listed solely on the table due to serving as a principal financial officer of the issuer). However, amounts that constitute "performance-based compensation" (as that term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards or restricted stock units granted to any participant are intended to be performance-based compensation. Any restricted stock awards or restricted stock units designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

        Performance Measures.    The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share, basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders' equity; cash return on average stockholders' equity; return on average tangible stockholders' equity; cash return on average tangible stockholders' equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of Coastway Bancorp, Inc. as a whole or of any one or more subsidiaries or business units of Coastway Bancorp, Inc. or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may adjust performance measures after they have been set, but with respect to awards intended to qualify under Section 162(m) of the Internal Revenue Code, only to the extent the Committee exercises negative discretion as permitted under applicable law. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

        The Committee shall specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the Equity Incentive Plan, other than Performance Awards, shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting no earlier than one year after the date of grant of the award. If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Coastway Bancorp, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the Equity Incentive Plan, except with respect to the deemed satisfaction of any performance conditions on a change in control, no Award granted under the Equity Incentive Plan will vest in less than one year from the date of grant, unless due to death, disability or involuntary termination following a change in control. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control, or at the discretion of the Committee at any time after the first anniversary of the date of grant of an award.

Change in Control

        Unless otherwise stated in an award agreement, at the time of an involuntary termination following a change in control, all Stock Options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the participant's involuntary termination, provided, however, that no Stock Option shall be eligible for treatment as an Incentive Stock Option in the event such Stock Option is exercised more than three months following involuntary termination following a change in control. At the time of an involuntary termination following a change in control, all awards of restricted stock and restricted stock units shall become fully earned and vested immediately. Notwithstanding the above, any awards, the vesting of which are based on satisfaction of performance-based conditions will be vested upon the occurrence of a change in control. In the event of a change in control, any performance measure attached to a Performance Award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Forfeiture

        The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with us or an affiliate or subsidiary; any material violation of one or more of our policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to our business or reputation, or that of our affiliates or subsidiaries.

        If we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Coastway Bancorp, Inc. the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the Plan are subject to any clawback policy adopted by the Board from time to time.

Amendment and Termination

        The Board of Directors may, as permitted by law, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan. However, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant's (or affected beneficiary's) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code and its applicable regulations and guidance.

Duration of Plan

        The Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the day immediately prior to the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

        The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

        Non-Qualified Stock Options.    The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Incentive Stock Options.    The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Coastway Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). We will not be entitled to a tax deduction upon the exercise of an incentive stock option.

        The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

        Provided, a participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

        If the foregoing holding period requirements are not met, a participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Coastway Bancorp, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

        Restricted Stock.    A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Coastway Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Any dividends paid to the holder during the restriction period will also be compensation income to the participant and Coastway Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award subject to such election in taxable income in the year of grant at the grant date fair market value.

        Restricted Stock Units.    A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award of common stock or cash is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the common stock or cash associated with the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, Coastway Bancorp, Inc. will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

        Withholding of Taxes.    We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

        Change in Control.    Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Coastway Bancorp, Inc.

        Deduction Limits.    Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our chief executive officer and other executive officers named in Coastway Bancorp, Inc.'s summary compensation table of the annual proxy statement (excluding an executive officer if he or she is listed on the table solely due to serving as a principal financial officer of the issuer) named in the summary compensation table ("covered employees"), unless the compensation is "qualified performance-based consideration." "Qualified performance-based compensation" is not subject to this limit and is fully deductible by Coastway Bancorp, Inc. "Qualified performance-based compensation" is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals and objective quantification of those goals in advance. Restricted stock awards and other awards that are not subject to performance goals would be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. Stock options available for award under the Equity Incentive Plan will be considered "qualified performance-based compensation" even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m) of the Internal Revenue Code, income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

        In the case of awards granted to a covered employee that are not "qualified performance-based consideration" and are distributed after the covered employee's retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards and restricted stock units that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. We expect that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

        Tax Advice.    The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan.

Accounting Treatment

        Under U.S. generally accepted accounting principles, we are required to recognize compensation expense in our financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards, and restricted stock units).

Awards to be Granted

        The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet after stockholder approval to determine the specific terms of the awards, including the allocation of awards to officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

        In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2015 EQUITY INCENTIVE PLAN.

 PROPOSAL III—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our independent registered public accounting firm for the year ended December 31, 2014 was Wolf & Co., P.C. On March 19, 2015, the Audit Committee met and decided to dismiss Wolf & Co., P.C. as our independent registered public accounting firm. Our consolidated financial statements for the year ended December 31, 2014 and 2013 were audited by Wolf & Co., P.C. Also, on March 19, 2015, our Audit Committee approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for the year ending December 31, 2015.

        The audit reports of Wolf & Co., P.C. on our consolidated financial statements as of and for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2014 and 2013 and the subsequent interim period through March 19, 2015, there were no: (1) disagreements with Wolf & Co., P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Wolf & Co., P.C., would have caused Wolf & Co., P.C. to make reference to the subject matter of the disagreements in connection with its audit reports, or (2) reportable events under Item 304(a)(1)(v) of SEC Regulation S-K. A representative of Wolf & Co., P.C. is expected to attend the annual meeting to respond to appropriate questions and to make a statement if they so desire.

        During the years ended December 31, 2014 and 2013 through March 19, 2015, we did not consult with Crowe Horwath LLP regarding any matters or events set forth in Item 304 (a) (2) (i) and (ii) of SEC regulation S-K.

        The Audit Committee of Coastway Bancorp, Inc. has approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for the year ending December 31, 2015, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee's engagement of Crowe Horwath LLP for the year ending December 31, 2015.

        Even if the engagement of Crowe Horwath LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Coastway Bancorp, Inc. and its stockholders.

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Wolf & Co., P.C. during the years ended December 31, 2014 and 2013.

	Year Ended December 31, 2014	Year Ended December 31, 2013
Audit Fees	$136,500	$109,000
Audit-Related Fees	$—	$184,500
Tax Fees	$15,500	$25,112
All Other Fees	$17,500	$46,576

        Audit Fees.    The aggregate fees billed to us for professional services rendered for the audit of our annual consolidated financial statements, review of the consolidated financial statements included in our Quarterly Report on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements were $136,500 and $109,000 during the years ended December 31, 2014 and 2013, respectively.

        Audit Related Fees.    During the year ended December 31, 2014 and 2013, respectively, audit-related fees of $0 and $184,500 were billed, all of which consisted of fees for services related to the mutual-to-stock conversion of Coastway Bancorp, MHC and our stock offering, including review of the registration statement and prospectus, the issuance of consents, participation in drafting sessions, the preparation of accounting opinions, assistance with responses to regulatory accounting comments and the preparation of a comfort letter.

        Tax Fees.    The aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance were $15,500 and $11,500 during the years ended December 31, 2014 and 2013, respectively, and an additional $0 and $13,612 during the years ended December 31, 2014 and 2013, respectively, related to the mutual-to-stock conversion of Coastway Bancorp, MHC.

        All Other Fees.    The aggregate fees billed to us for professional services rendered for other fees were $17,500 and $46,576 during the years ended December 31, 2014 and 2013, and included fees of $0 and $29,076 for the years ended December 31, 2014 and 2013 for information technology review and risk management consulting services, and $17,500 for 2014 and 2013 for fees related to our operational risk (for example, compliance, vendor and information technology) management system. There were no fees billed to us by Wolf & Co., P.C. during the years ended December 31, 2014 and 2013 that are not described above.

        The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered and services performed in connection with the mutual-to-stock conversion of Coastway Bancorp, MHC and our related stock offering, was compatible with maintaining the independence of Wolf & Co., P.C. The Audit Committee concluded that performing such services did not affect the independence of Wolf & Co., P.C. in performing its function as our independent registered public accounting firm.

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of Wolf & Co., P.C.

        The Board of Directors recommends a vote "FOR" the ratification of Crowe Horwath LLP as independent registered public accounting firm for the year ending December 31, 2015.

STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in the proxy materials for our 2016 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Coastway Bancorp, Inc.'s executive office, One Coastway Blvd., Warwick, Rhode Island 02886, no later than December 9, 2015. If the date of the 2016 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

        In order to be considered at our 2016 Annual Meeting of Stockholders, but not included in proxy materials, a stockholder proposal to take action at such meeting must be received by the Secretary of Coastway Bancorp, Inc. at the principal executive office of Coastway Bancorp, Inc. by no later than the close of business on the 90th day prior to the anniversary date of the proxy statement relating to the preceding year's annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the proxy statement relating to the preceding year's annual meeting; provided, that if (A) less than 90 days' prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year's annual meeting, such written notice shall be timely if delivered or mailed to an received by the Secretary of Coastway Bancorp, Inc. at the principal executive office of Coastway Bancorp, Inc. not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

        The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the books of Coastway Bancorp, Inc. and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

        A notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person's qualification to serve on the Board of Directors of Coastway Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of our Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 on any successor rule or regulation, and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on Coastway Bancorp, Inc.'s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934.

        Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

 OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

        The Notice, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.coastway.com/investor relations/SEC Filings/Proxy Materials for Stockholder Meeting.

MISCELLANEOUS

        The cost of solicitation of proxies will be borne by Coastway Bancorp, Inc. Coastway Bancorp, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Coastway Bancorp, Inc. may solicit proxies personally or by telephone without additional compensation. Coastway Bancorp, Inc. has retained Laurel Hill Advisory Group, LLC to assist it in soliciting proxies, and has agreed to pay Laurel Hill Advisory Group, LLC a fee of $5,500 plus reasonable expenses for these services. Our 2014 Annual Report to Stockholders has been made available to all stockholders of record as of March 26, 2015. Any stockholder may obtain a copy of the Annual Report on Form 10-K through our website, by calling us or writing us at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

Investor Relations
Coastway Bancorp, Inc.
One Coastway Blvd.
Warwick, Rhode Island 02886
Phone: (401) 330-1600
Fax: (401) 330-1619
www.coastway.com

BY ORDER OF THE BOARD OF DIRECTORS

James P. Fiore Secretary

Warwick, Rhode Island
April 9, 2015

 APPENDIX A

COASTWAY BANCORP, INC.

2015 EQUITY INCENTIVE PLAN

ARTICLE 1—GENERAL

        Section 1.1    Purpose, Effective Date and Term.    The purpose of the Coastway Bancorp, Inc. 2015 Equity Incentive Plan (the "Plan") is to promote the long-term financial success of Coastway Bancorp, Inc. (the "Company"), and its Subsidiaries, including Coastway Community Bank (the "Bank"), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company's stockholders through the ownership of additional common stock of the Company. The "Effective Date" of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

        Section 1.2    Administration.    The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"), in accordance with Section 5.1.

        Section 1.3    Participation.    Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a "Participant" in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

        Section 1.4    Definitions.    Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2—AWARDS

        Section 2.1    General.    Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

          (a)    Stock Options.    A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an "ISO") that is intended to satisfy the requirements applicable to an "Incentive Stock Option" described in Code Section 422(b), or a Non-Qualified Stock Option (a "Non-Qualified Option") that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

          (b)    Restricted Stock Awards.    A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

          (c)    Restricted Stock Units.    A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company's Stock multiplied by the number of Restricted Stock Units being settled.

          (d)    Performance Awards.    A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).

        Section 2.2    Stock Options.

          (a)    Grant of Stock Options.    Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant's employment or Service with the Company as the Committee may, in its discretion, prescribe.

          (b)    Terms and Conditions.    A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The "Exercise Price" of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier's check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

        Section 2.3    Restricted Stock.

          (a)    Grant of Restricted Stock.    Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant's employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

    The Stock evidenced hereby is subject to the terms of an Award Agreement with Coastway Bancorp, Inc. dated [Date], made pursuant to the terms of the Coastway Bancorp, Inc. 2015 Equity Incentive Plan, copies of which are on file at the executive offices of Coastway Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants' ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

          (b)    Terms and Conditions.    Each Restricted Stock Award shall be subject to the following terms and conditions:

              (i)  Dividends.    Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be delayed and distributed to the Participant at the time that the Restricted Stock vests. The Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Similarly, no dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

             (ii)  Voting Rights.    Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a

    Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

            (iii)  Tender Offers and Merger Elections.    Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

        Section 2.4    Restricted Stock Units.

          (a)    Grant of Restricted Stock Unit Awards.    Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant's employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

          (b)    Terms and Conditions.    Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

              (i)  A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant's employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

             (ii)  The Committee may, in connection with the grant of Restricted Stock Units, designate them as "performance based compensation" within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

            (iii)  Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant's continued Service is required (the "Restriction Period"), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

            (iv)  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

        Section 2.5    Performance Awards.    The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award that is intended to be "performance-based compensation" within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be performance-based compensation within the meaning of Code Section 162(m) shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

          (a)    Performance Measures.    Such performance measures may be based on any one or more of the following:

              (i)  book value or tangible book value per share;

             (ii)  basic earnings per share;

            (iii)  basic cash earnings per share;

            (iv)  diluted earnings per share;

             (v)  diluted cash earnings per share;

            (vi)  return on equity;

           (vii)  net income or net income before taxes;

          (viii)  cash earnings;

            (ix)  net interest income;

             (x)  non-interest income;

            (xi)  non-interest expense to average assets ratio;

           (xii)  cash general and administrative expense to average assets ratio;

          (xiii)  efficiency ratio;

          (xiv)  cash efficiency ratio;

           (xv)  return on average assets;

          (xvi)  cash return on average assets;

         (xvii)  return on average stockholders' equity;

        (xviii)  cash return on average stockholders' equity;

          (xix)  return on average tangible stockholders' equity;

           (xx)  cash return on average tangible stockholders' equity;

          (xxi)  core earnings;

         (xxii)  operating income;

        (xxiii)  operating efficiency ratio;

        (xxiv)  net interest rate margin or net interest rate spread;

          (xxv)  growth in assets, loans, or deposits;

        (xxvi)  loan production volume;

       (xxvii)  non-performing loans;

      (xxviii)  cash flow;

         (xxix)  strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

          (xxx)  any combination of the foregoing.

        Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant's Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management's Discussion and Analysis section of the Company's annual report or in the Compensation Discussion and Analysis Section, if any, of the Company's annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction.

          (b)    Adjustments.    Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided, that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

          (c)    Treatment on Retirement.    Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability or Involuntary Termination on or following a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant's active employment and the level of achievement of the performance measures during the period of the Participant's active employment.

        Section 2.6    Vesting of Awards.    The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than one year after the date of grant of such Award. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant's death, Disability or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, except, with respect to Performance Awards to the extent specified in Section 4.1(c), no Award granted under the Plan shall vest in less than one year from the date of grant unless due to death, Disability or Involuntary Termination following a Change in Control.

        Section 2.7    Deferred Compensation.    If any Award would be considered "deferred compensation" as defined under Code Section 409A ("Deferred Compensation"), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant's acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

        Section 2.8    Prohibition Against Option Repricing.    Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company's stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option's in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

        Section 2.9.    Effect of Termination of Service on Awards.    The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

          (a)   Upon a Participant's Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

          (b)   In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

          (c)   Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee's death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant's vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

          (d)   Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

          (e)   Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3—SHARES SUBJECT TO PLAN

        Section 3.1    Available Shares.    The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

        Section 3.2    Share Limitations.

          (a)    Share Reserve.    Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Six Hundred Ninety-Two Thousand Eight Hundred Eighty-Five (692,885) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Four Hundred Ninety-Four Thousand Nine Hundred Eighteen (494,918) shares of Stock, which represents ten percent (10%) of the number of shares sold in connection with the mutual-to-stock conversion of Coastway Bancorp, MHC on January 14, 2014 (the "Conversion"). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is One Hundred Ninety-Seven Thousand Nine Hundred Sixty-Seven (197,967) shares of Stock, which represents four percent (4%) of the number of shares sold in the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

          (b)    Computation of Shares Available.    For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

        Section 3.3    Limitations on Grants to Individuals.

          (a)    Stock Options—Employees.    The maximum number of shares of Stock, in the aggregate, that may be covered by Stock Option granted to any one Employee pursuant to Section 3.2 shall not exceed One Hundred Twenty-Three Thousand Seven Hundred Twenty-Nine (123,729). All such Awards may be granted during any one calendar year. Such maximum amount represents twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

          (b)    Restricted Stock Awards and Restricted Stock Units—Employees.    The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be Forty-Nine Thousand

  Four Hundred Ninety-One (49,491) all of which may be granted during any calendar year. Such maximum amount represents twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.

          (c)    Stock Options—Directors.    The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-Employee Director under the Plan shall be Twenty-Four Thousand Seven Hundred Forty-Six (24,746) all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than One Hundred Forty-Eight Thousand Four Hundred Seventy-Six (148,476) all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

          (d)    Restricted Stock Awards and Restricted Stock Units—Directors.    The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-Employee Director under the Plan shall be Nine Thousand Eight Hundred Ninety-Eight (9,898) all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than Fifty-Nine Thousand Three Hundred Ninety (59,390) all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

          (e)   The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

        Section 3.4    Corporate Transactions.

          (a)    General.    In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as "performance-based compensation" shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

          (b)    Merger in which Company is Not Surviving Entity.    In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

        Section 3.5    Delivery of Shares.    Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

          (a)    Compliance with Applicable Laws.    Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

          (b)    Certificates.    To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4—CHANGE IN CONTROL

        Section 4.1    Consequence of a Change in Control.    Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

          (a)   At the time of an Involuntary Termination following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant's Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination following a Change in Control.

          (b)   At the time of an Involuntary Termination following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

          (c)   In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

        Section 4.2    Definition of Change in Control.    For purposes of the Plan, unless otherwise provided in an Award Agreement, a "Change in Control" shall be deemed to have occurred upon the earliest to occur of the following:

          (a)    Merger:    The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

          (b)    Acquisition of Significant Share Ownership:    A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company's or the Bank's voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company's or the Bank's voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

          (c)    Change in Board Composition:    During any period of two consecutive years, individuals who constitute the Company's or the Bank's Board of Directors at the beginning of the two-year period cease for any reason (other than for attaining normal retirement age, or voluntary resignation) to constitute at least a majority of the Company's or the Bank's Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

          (d)    Sale of Assets:    The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5—COMMITTEE

        Section 5.1    Administration.    The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are "independent directors" under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

        Section 5.2    Powers of Committee.    The administration of the Plan by the Committee shall be subject to the following:

          (a)   the Committee will have the authority and discretion to select from among the Company's and its Subsidiaries' Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and except with respect to Performance Awards intended to be subject to Code Section 162(m), to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.

          (b)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (c)   The Committee will have the authority to define terms not otherwise defined herein.

          (d)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (e)   In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

        Section 5.3    Delegation by Committee.    Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not "outside directors" within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

        Section 5.4    Information to be Furnished to Committee.    As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

        Section 5.5    Committee Action.    The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6—AMENDMENT AND TERMINATION

        Section 6.1    General.    The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company's stockholders.

        Section 6.2    Amendment to Conform to Law and Accounting Changes.    Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an

Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7—GENERAL TERMS

        Section 7.1    No Implied Rights.

          (a)    No Rights to Specific Assets.    Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b)    No Contractual Right to Employment or Future Awards.    The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

          (c)    No Rights as a Stockholder.    Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

        Section 7.2    Transferability.    Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

        Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant's Beneficiary.

        Section 7.3    Designation of Beneficiaries.    A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation ("Beneficiary Designation"). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

        Section 7.4    Non-Exclusivity.    Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

        Section 7.5    Award Agreement.    Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

        Section 7.6    Form and Time of Elections/Notification Under Code Section 83(b).    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

        Section 7.7    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        Section 7.8    Tax Withholding.    Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

        Section 7.9    Action by Company or Subsidiary.    Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

        Section 7.10    Successors.    All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

        Section 7.11    Indemnification.    To the fullest extent permitted by law and the Company's governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

        Section 7.12    No Fractional Shares.    Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

        Section 7.13    Governing Law.    The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Rhode Island without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Rhode Island, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

        Section 7.14    Benefits Under Other Plans.    Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant's benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant's employer. The term "Qualified Retirement Plan" means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

        Section 7.15    Validity.    If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

        Section 7.16    Notice.    Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

          (a)   in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

          (b)   in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

          (c)   in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company's Corporate Secretary, unless otherwise provided in the Participant's Award Agreement.

        Section 7.17    Forfeiture Events.

          (a)   The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant's provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

          (b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

        In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

        Section 7.18    Automatic Exercise.    In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

        Section 7.19    Regulatory Requirements.    The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8—DEFINED TERMS; CONSTRUCTION

        Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

          (a)   "10% Stockholder" means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

          (b)   "Award" means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

          (c)   "Award Agreement" means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant's signature is required.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for "Cause," then, for purposes of this Plan, the term "Cause" shall have meaning set forth in such agreement. In the absence of such a definition, "Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank's Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

          (f)    "Change in Control" has the meaning ascribed to it in Section 4.2.

          (g)   "Code" means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

          (h)   "Code Section 409A" means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

          (i)    "Committee" means the Committee acting under Article 5.

          (j)    "Covered Employee" has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

          (k)   "Director" means a member of the Board of Directors of the Company or a Subsidiary.

          (l)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of "Disability" or "Disabled," then, for purposes of this Plan, the terms "Disability" or "Disabled" shall have meaning set forth in such agreement. In the absence of such a definition, "Disability" shall be defined in accordance with the Bank's long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, "Disability" or "Disabled" shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

          (m)  "Disinterested Board Member" means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company or a Subsidiary; (d) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

          (n)   "Dividend Equivalent Rights" means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company's Stock, as specified in the Award Agreement.

          (o)   "Employee" means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

          (p)   "Exchange" means any national securities exchange on which the Stock may from time to time be listed or traded.

          (q)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (r)   "Exercise Price" means the price established with respect to a Stock Option pursuant to Section 2.2.

          (s)   "Fair Market Value" on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, "Fair Market Value" shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

          (t)    A termination of employment by an Employee Participant shall be deemed a termination of employment for "Good Reason" as a result of the Participant's resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

              (i)  a material diminution in Participant's base compensation;

             (ii)  a material diminution in Participant's authority, duties or responsibilities;

            (iii)  a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant's principal workplace on the date of this Agreement; or

            (iv)  in the event a Participant is a party to an employment or change in control agreement that provides a definition for "Good Reason" or a substantially similar term, then the occurrence of any event set forth in such definition.

          (u)   "Immediate Family Member" means with respect to any Participant: (a) any of the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant's household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

          (v)   "Involuntary Termination" means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

          (w)  "ISO" has the meaning ascribed to it in Section 2.1(a).

          (x)   "Non-Qualified Option" means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

          (y)   "Participant" means any individual who has received, and currently holds, an outstanding Award under the Plan.

          (z)   "Performance Award" has the meaning ascribed to it in Sections 2.1(d) and 2.5.

          (aa) "Restricted Stock" or "Restricted Stock Award" has the meaning ascribed to it in Sections 2.1(b) and 2.3.

          (bb) "Restricted Stock Unit" has the meaning ascribed to it in Sections 2.1(c) and 2.4.

          (cc) "Restriction Period" has the meaning set forth in Section 2.4(b)(iii).

          (dd) "Retirement" means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of the latest age at which a Director is eligible for election or appointment as a voting member of the Board of Directors of the Company or a Subsidiary, as applicable, under the Company's or Subsidiary's charter, or if there are no age limitations for serving as a Director, then age 75, provided, however, that unless otherwise specified in an Award

  Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director's intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or Subsidiary, as applicable, for purposes of vesting of Awards and exercise of Stock Options.

          (ee) "SEC" means the United States Securities and Exchange Commission.

          (ff)  "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (gg) "Service" means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

          (hh) "Stock" means the common stock of the Company, $0.01 par value per share.

          (ii)   "Stock Option" has the meaning ascribed to it in Section 2.1(a) and 2.2.

          (jj)   "Subsidiary" means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

          (kk) "Termination of Service" means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

              (i)  The Participant's cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

             (ii)  The Participant's cessation as an Employee shall not be deemed to occur by reason of the Participant's being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant's Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee's leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

            (iii)  If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant's Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

            (iv)  Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of "Separation from Service" as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a "Separation from Service" shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a "Specified Employee," as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant's Separation from Service.

             (v)  With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

          (ll)   "Voting Securities" means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

        Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

          (a)   actions permitted under this Plan may be taken at any time and from time to time in the actor's reasonable discretion;

          (b)   references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

          (c)   in computing periods from a specified date to a later specified date, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to, but excluding";

          (d)   references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

          (e)   "indications of time of day mean Eastern Time;

          (f)    "including" means "including, but not limited to";

          (g)   all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

          (h)   all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

          (i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

          (j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

          (k)   all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Coastway Bancorp, Inc. 0212EF 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 3. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain 2. The approval of the Coastway Bancorp, Inc. 2015 Equity Incentive Plan For Against Abstain 3. The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 01 - William A. White 04 - David P. DiSanto 02 - Dennis M. Murphy 03 - James P. Fiore 1. The election as Directors of all nominees listed below each to serve for a three-year term: For Withhold For Withhold For Withhold The election as Director of the nominee listed below to serve for a one-year term: For Withhold MMMMMMMMMMMM 2 3 1 9 1 9 2 MMMMMMMMM

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Notice of 2015 Annual Meeting of Stockholders One Coastway Blvd., Warwick, RI 02886 Proxy Solicited by Board of Directors for Annual Meeting – May 21, 2015 The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Coastway Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Coastway Bancorp, Inc. to be held on May 21, 2015 or at any postponement or adjournment thereof. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 9, 2015 and the 2014 Annual Report to Stockholders. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of William A. White, Dennis M. Murphy and James P. Fiore, each to serve a three-year term, and the election of David P. DiSanto to serve a one-year term, FOR the approval of the Coastway Bancorp, Inc. 2015 Equity Incentive Plan and FOR the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — Coastway Bancorp, Inc.

www.investorvote.com/CWAY Step 1: Go to www.investorvote.com/CWAY Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Vote by Internet • Go to www.investorvote.com/CWAY • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice 0212FF + + Important Notice Regarding the Availability of Proxy Materials for the Coastway Bancorp, Inc. Stockholder Meeting to be Held on May 21, 2015 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the proxy materials and vote online, by telephone or by proxy card or voting instruction form (upon request). You may also request that a printed proxy card or voting instruction form (as applicable) and a copy of the proxy materials be sent to you. You will not receive a printed proxy card or voting instruction form or a printed copy of the proxy materials unless you request one in the manner set forth below. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 11, 2015 to facilitate timely delivery. . Coastway Bancorp, Inc. IMPORTANT ANNUAL MEETING INFORMATION 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/CWAY. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Coastway Bancorp, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 11, 2015. . Stockholder Meeting Notice Coastway Bancorp Inc.’s Annual Meeting of stockholders will be held on May 21, 2015 at One Coastway Blvd., Warwick, RI 02886, at 4:00 p.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of William A. White, Dennis M. Murphy and James P. Fiore, each to serve for a three-year term and the election of David P. DiSanto to serve for a one-year term. 2. The approval of the Coastway Bancorp, Inc. 2015 Equity Incentive Plan. 3. The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online at www.investorvote.com/CWAY, by telephone 1-800-652-VOTE (8683), or by proxy card or voting instruction form (upon request). Proxies submitted by the Internet or telephone must be received by 1:00 a.m. Eastern time on May 21, 2015. If you wish to attend and vote at the meeting, please bring this notice with you. 0212FF

QuickLinks

REVOCATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS
PROPOSAL I—ELECTION OF DIRECTORS
PROPOSAL II—APPROVAL OF THE COASTWAY BANCORP, INC. 2015 EQUITY INCENTIVE PLAN
PROPOSAL III—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS
OTHER MATTERS
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
MISCELLANEOUS
  APPENDIX A
COASTWAY BANCORP, INC. 2015 EQUITY INCENTIVE PLAN
ARTICLE 1—GENERAL
ARTICLE 2—AWARDS
ARTICLE 3—SHARES SUBJECT TO PLAN
ARTICLE 4—CHANGE IN CONTROL
ARTICLE 5—COMMITTEE
ARTICLE 6—AMENDMENT AND TERMINATION
ARTICLE 7—GENERAL TERMS
ARTICLE 8—DEFINED TERMS; CONSTRUCTION